UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2020

GOLDEN NUGGET ONLINE GAMING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38893	83-3593048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 West Loop South, Houston, Texas 77027

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 713-850-1010

Landcadia Holdings II, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	GNOG	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	GNOGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 29, 2020, Golden Nugget Online Gaming, Inc., a Delaware corporation (f/k/a Landcadia Holdings II, Inc.) (the “Company”), held a special meeting in lieu of the 2020 annual meeting of its stockholders (the “Special Meeting”). At the Special Meeting, a total of 23,671,858 (or approximately 60%) of the Company’s issued and outstanding shares of common stock held of record as of October 29, 2020, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

1.	To consider and vote upon a proposal to approve and adopt the Purchase Agreement (as amended, the “Purchase Agreement”) by and among the Company, LHGN HoldCo, LLC, a Delaware limited liability company (“Landcadia HoldCo”), Golden Nugget Online Gaming, Inc. (f/k/a Landry’s Finance Acquisition Co.), a New Jersey corporation (“GNOG”), GNOG Holdings, LLC, a Delaware limited liability company (“GNOG HoldCo”), and Landry’s Fertitta, LLC, a Texas limited liability company (“LF LLC”), pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, the Company is proposing to consummate the transaction with GNOG:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,449,498	209,236	13,124	0

2.	To approve, for purposes of complying with applicable listing rules of the Nasdaq Stock Market (“Nasdaq”), (a) the issuance of (1) 31,350,625 shares of New GNOG Class B common stock (as defined herein) to be contributed to Landcadia HoldCo and subsequently transferred to LF LLC at the time of the closing of the transaction (the “Closing”) pursuant to the terms of the Purchase Agreement, (2) from time to time, shares of New GNOG Class B common stock to LF LLC in an amount relating to the payments made by LF LLC pursuant to the terms of the Second A&R Intercompany Note (as defined in the proxy statement), as calculated pursuant to the terms of the Amended and Restated Limited Liability Company Agreement of Landcadia HoldCo as described herein, and (3) shares of New GNOG Class A common stock (as defined herein) to LF LLC in the future upon the exchange of a corresponding number of the Class B membership interests in Landcadia HoldCo (“HoldCo Class B Units”) and shares of New GNOG Class B common stock held by LF LLC (which number of HoldCo Class B Units and shares of New GNOG Class B common stock will equal the number of shares of New GNOG Class B common stock received by LF LLC in connection with subsections (1) and (2) above), in accordance with the terms of the Amended and Restated Limited Liability Company Agreement of Landcadia HoldCo, and (b) the issuance of shares of New GNOG capital stock to Mr. Fertitta and his affiliates, including LF LLC, in connection with the transaction that will result in Mr. Fertitta and his affiliates owning more than 20% of New GNOG’s outstanding capital stock and more than 20% of the voting power of New GNOG, which could constitute a “change of control” under Nasdaq rules:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,453,344	207,553	10,961	0

3.	To consider and vote upon a proposal to approve New GNOG’s proposed fourth amended and restated certificate of incorporation (the “proposed charter”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,291,228	1,296,508	84,122	0

To approve and adopt, on a non-binding advisory basis, certain differences between the Company’s third amended and restated certificate of incorporation (the “current charter”) and the proposed charter, which are being presented in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) as ten separate sub-proposals:

4.	New GNOG will have authorized capital stock of 271,000,000 shares, consisting of 220,000,000 shares of Class A common stock, par value $0.0001 per share, of New GNOG (“New GNOG Class A common stock”), 50,000,000 shares of a new, non-economic Class B common stock, par value $0.0001 per share, of New GNOG (“New GNOG Class B common stock”) and 1,000,000 shares of preferred stock, par value $0.0001 per share, as opposed to the Company having 221,000,000 shares, consisting of 200,000,000 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Company Class A common stock”), 20,000,000 shares of the Company’s Class B common stock, par value $0.0001 per share (the “Company Class B common stock”), of the Company and 1,000,000 shares of preferred stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,205,742	360,989	105,127	0

5.	Each member of the board of directors of New GNOG will be elected at each annual meeting of stockholders (or special meeting in lieu thereof), as opposed to the Company having three classes of directors, with only one class of directors being elected in each year and each class serving a three-year term:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,356,058	226,378	89,422	0

6.	The number of directors will be fixed and may be modified either by (i) New GNOG’s board of directors or (ii) the affirmative vote of the holders of a majority of the voting power of the outstanding capital stock of New GNOG, depending on the number of shares of New GNOG’s capital stock beneficially owned by Mr. Fertitta and his affiliates at such time, as opposed to the number of directors being determined by the Company’s board of directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,329,301	1,226,271	116,286	0

7.	Any action required or permitted to be taken by the stockholders of New GNOG may be taken by written consent until the time that Mr. Fertitta and his affiliates no longer beneficially own a majority of the voting power of the outstanding capital stock of New GNOG, as opposed to only holders of shares of Company Class B common stock having the ability to take stockholder action by written consent:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,695,734	1,868,146	107,978	0

8.	Amendments to the proposed charter will require either the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding capital stock of New GNOG or the affirmative vote of the holders of a majority of the voting power of the outstanding capital stock of New GNOG, depending on the number of shares of New GNOG’s capital stock beneficially owned by Mr. Fertitta and his affiliates at such time, provided that for so long as there are shares of both New GNOG Class A common stock and New GNOG Class B common stock outstanding, New GNOG may not amend, alter or repeal any provision in the proposed charter that would adversely affect the relative rights of either class without the affirmative vote of the holders of such class of common stock whose relative rights are adversely affected, as opposed to amendments to certain provisions of the current charter requiring an amendment to be conducted in accordance with Delaware law, subject to certain exceptions:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,626,163	1,904,467	141,228	0

9.	The bylaws of New GNOG may be adopted, amended, altered or repealed by (x) the affirmative vote of a majority of New GNOG’s board of directors or (y) either (i) the affirmative vote of the holders of a majority of the voting power of the outstanding capital stock of New GNOG for so long as Mr. Fertitta and his affiliates beneficially own a majority of such voting power and (ii) the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of New GNOG from and after the time that Mr. Fertitta and his affiliates no longer beneficially own a majority of the voting power of New GNOG, as opposed to the bylaws of the Company requiring the approval of a majority of the board of directors of the Company or the holders of a majority of the Company’s outstanding shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,633,017	1,935,024	103,817	0

10.	The proposed charter will include provisions intended to ensure compliance with gaming, gambling and related laws, including provisions (i) that provide New GNOG with certain rights to require the sale and transfer of New GNOG’s capital stock owned or controlled by any stockholders that fail to comply with applicable gaming laws or their affiliates, and otherwise prohibit the transfer of New GNOG’s capital stock to such persons, (ii) relating to the qualification of directors and officers by the New Jersey Commission Casino Control Commission (the “CCC”) and the removal of officers and resignation of directors in circumstances where the CCC determines that there is reasonable cause to believe that such individual may not be qualified to hold such position and (iii) incorporating all provisions of the New Jersey Casino Control Act (the “New Jersey Act”) into the proposed charter, to the extent required to be stated in the proposed charter for New GNOG or any of its subsidiaries to be eligible to apply for and maintain a casino license under the New Jersey Act, including a provision that to the extent that anything contained in the proposed charter or in the bylaws of New GNOG is inconsistent with any such provisions under the New Jersey Act, the provisions of the New Jersey Act shall govern, in each case as opposed to no such provision in the current charter:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,400,219	213,366	58,273	0

11.	For so long as Mr. Fertitta and his affiliates beneficially own 30% or more of the total number of (i) shares of New GNOG Class A common stock outstanding as of the Closing and (ii) shares of New GNOG Class A common stock that may be issued upon exchange of the HoldCo Class B Units held by Mr. Fertitta and his affiliates as of the Closing, holders of shares of New GNOG Class A common stock will be entitled to cast one vote per share of New GNOG Class A common stock and holders of shares of New GNOG Class B common stock will be entitled to cast 10 votes per share of New GNOG Class B common stock on each matter properly submitted to New GNOG’s stockholders entitled to vote, provided that the voting power of the shares held by Mr. Fertitta and his affiliates will be subject to an automatic downward adjustment to the extent necessary for the total voting power of all shares of New GNOG common stock beneficially held by Mr. Fertitta and his affiliates not to exceed 79.9%, as opposed to each share of the Company Class A common stock and Company Class B common stock being entitled to one vote per share on each matter properly submitted to the Company’s stockholders entitled to vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,477,581	2,009,915	184,362	0

12.	To elect not to be governed by Section 203 of the General Corporation Law of the State of Delaware (“DGCL”) until such time as Mr. Fertitta and his affiliates cease to beneficially own 10% of the voting power of the capital stock of New GNOG, at which point New GNOG will immediately and automatically become governed by Section 203 of the DGCL:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,606,344	863,999	201,515	0

13.	To provide that, unless we consent in writing to an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for resolving complaints asserting a cause of action arising under the Securities Act of 1933, as amended:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,761,084	826,328	84,446	0

14.	To consider and vote upon a proposal to elect six directors to serve on New GNOG’s board of directors, each for a term expiring at the 2021 annual meeting of stockholders or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal; alternatively, in the event the condition precedent proposals, including the Charter Proposal, are not approved and our board of directors (the “Board”) remains classified, to elect two directors to serve as Class I directors on the Board, each for a term of three years expiring at the annual meeting of stockholders to be held in 2023 or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Tilman J. Fertitta	22,263,585	1,408,273	0
Michael Chadwick	23,367,265	304,593	0
G. Michael Stevens	23,367,942	303,916	0
Scott Kelly	23,366,599	305,259	0
Richard H. Liem	22,282,876	1,388,982	0
Steven L. Scheinthal	22,285,123	1,386,735	0

15.	To consider and vote upon a proposal to approve the Landcadia Holdings II, Inc. 2020 Incentive Award Plan (the “Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,676,866	1,766,871	228,121	0

16.	The ratification of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,245,810	330,705	95,343	0

Item 7.01	Regulation FD Disclosure.

A total of 5,180 shares of the Company's Class A common stock were redeemed in connection with the Special Meeting.

On December 29, 2020, the Company issued a press release announcing that it has consummated the business combination. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 29, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN NUGGET ONLINE GAMING, INC.

	By:	/s/ Tilman J. Fertitta
Name: Tilman J. Fertitta
Title: Chief Executive Officer and Chairman

Dated: December 29, 2020